                                                                   Exhibit 10.60


          DEBT SERVICE RESERVE GUARANTEE, dated as of March 18, 1999 made by EDISON MISSION ENERGY, a California corporation (the "Guarantor"), in favor of
                                                      ---------
United States Trust Company of New York, as collateral agent (the "Collateral
                                                                   ----------
Agent") on behalf of the various financial institutions (the "Lenders") as are
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or may become parties to the Credit Agreement, dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among Edison Mission Holdings Co. (the "Borrower"), the Lenders and
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Citicorp USA, Inc., as Administrative Agent (in such capacity, the
"Administrative Agent").
 --------------------

                                   RECITALS
                                   --------

          A. Pursuant to the Credit Agreement, the Lenders have severally agreed to make loans (the "Loans") to the Borrower upon the terms and subject to
                           -----
the conditions set forth therein.

          B. Under Section 8.2.7 of the Credit Agreement, the Borrower has agreed not to make any Restricted Payments (as therein defined) unless, inter alia, the Debt Service Reserve Requirement (as therein defined) is satisfied.

          C. The Debt Service Reserve Requirement may be satisfied by cash, certain letters of credit, this Guarantee or a combination thereof.

          D. The Guarantor is the parent company of the Borrower and wishes to enter into this Guarantee so that the Borrower may meet the Debt Service Reserve Requirement under the Credit Agreement.

          E. Under the Credit Agreement, the Borrower is permitted to incur certain Senior Debt (as defined below) for which certain guarantees and liens are provided.

          F. In order to simplify administration of such guarantees and liens and to provide for the orderly enforcement of their respective rights, the Administrative Agent, the Lenders and the other Secured Parties (as defined below) have appointed the Collateral Agent to serve as their common representative, to be the beneficiary under any guarantee intended to benefit the Secured Parties and to hold the liens created, or to be created, under the terms and requirements of any Senior Debt.

          G. Pursuant to the Collateral Agency and Intercreditor Agreement, dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement"), among the
                   ---------------------------------------------
Borrower, the Administrative Agent, the Collateral Agent and certain other parties, the Collateral Agent has agreed to serve as a common collateral agent for all Secured Parties.

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     NOW, THEREFORE, in consideration of the premises, the Guarantor hereby agrees with the Collateral Agent, for the benefit of the Lenders, as follows:

     1.  Defined Terms.  (a)  Unless otherwise defined herein, terms defined in
         -------------
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b) The following terms shall have the following meanings:

     "Collateral Agent" has the meaning set forth in the recitals.
      ----------------

     "DSR Credit Instrument" has the meaning set forth in the Security Deposit
      ---------------------
Agreement.

     "Guarantee" means this Debt Service Reserve Guarantee.
      ---------

     "Guarantor" has the meaning set forth in the preamble.
      ---------                                   --------

     "Guarantee Amount" means thirty million U.S. Dollars (U.S.$30,000,000).
      ----------------

     "Obligations" means the collective reference to the unpaid principal of and
      -----------
interest on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent and the Lenders (including interest accruing pursuant to Section 3.2.2 of the Credit Agreement), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Loan Document or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, guarantee obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower or the Guarantor pursuant to the terms of this Guarantee or any other Loan Document).

     "Secured Parties" means the Collateral Agent, the Administrative Agent, the
      ---------------
Lenders, each Person that provides any Senior Debt and each Person that serves as indenture trustee, collateral agent, lenders' representative or in any similar capacity for Persons that provide any Senior Debt.

     "Senior Debt" has the meaning set forth in the Credit Agreement.
      -----------

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.
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     (d) Each reference in this Guarantee to a Financing Document or other agreement shall be deemed to refer to such Financing Document or other agreement as the same may be amended, supplemented or otherwise modified from time to time.

     (e) Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such agreement, instrument or document is in effect.

     (f) Each reference in this Guarantee to a Person shall refer to such Person and its successors and assigns.

     (g) Each reference in this Guarantee to a Requirement of Law shall be deemed to refer to such Requirement of Law as the same may be amended, supplemented or otherwise modified from time to time.

     (h) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.  Guarantee.  (a)  The Guarantor hereby unconditionally and irrevocably
         ---------
guarantees to the Collateral Agent, for the benefit of the Lenders, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Notwithstanding the aggregate amount of the Obligations at any time or from time to time payable or to be payable by the Borrower to the Administrative Agent or to any Lender, the aggregate maximum liability of the Guarantor hereunder during any Fiscal Quarter shall in no event exceed the Guarantee Amount for such Fiscal Quarter. The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Collateral Agent or any Lender hereunder.

     (b) Notwithstanding the Guarantee Amount, the Guarantor further agrees to pay or reimburse each Lender and the Collateral Agent for all its costs and expenses incurred in collecting against the Guarantor under this Guarantee or otherwise enforcing or preserving any rights under this Guarantee, including the fees and disbursements of counsel to each Lender and of counsel to the Collateral Agent. Unless a demand for payment shall have been made hereunder and be unsatisfied, this Guarantee may be terminated in its entirety, or amended to reduce the Guarantee Amount, upon three (3) Business Days' notice by the Guarantor to the Collateral Agent, provided that the Debt Service Reserve
                                   --------
Requirement is then otherwise satisfied by one or more other DSR Credit Instruments, cash, Permitted Investments or a combination thereof.

     (c) No payment made by the Borrower or any other Person or received or collected by the Collateral Agent or any Secured Party from the Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release
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or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by or collected from the Guarantor in respect of the Obligations), remain liable for the Obligations up to the Guarantee Amount until the Obligations are paid in full and the Commitments are terminated.

     3.  Right of Set-off. The Guarantor hereby irrevocably authorizes the
         ----------------
Collateral Agent and each Lender at any time and from time to time (i) upon the occurrence of an Event of Default of the kind described in clauses (a) or (b) of
Section 9.1.6 of the Credit Agreement, (ii) upon the occurrence of any Default of the kind described in clauses (c) or (d) of Section 9.1.6 of the Credit Agreement with respect to the Borrower, or (iii) upon the occurrence and continuance beyond the applicable grace period, if any, of any other Event of Default and with the consent of the Required Lenders, without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Collateral Agent or such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to the Collateral Agent or such Lender hereunder and claims of every nature and description of the Collateral Agent or such Lender against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Collateral Agent or such Lender may elect, whether or not the Collateral Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent and each Lender shall notify the Guarantor promptly of any such set-off and the application made by the Collateral Agent or such Lender of the proceeds thereof, provided that the
                                                         --------
failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent or such Lender may have.

     4.  No Subrogation.  Notwithstanding any payment or payments made by the
         --------------
Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Collateral Agent or any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Collateral Agent or any Lender against the Borrower or against any collateral security or guarantee or right of offset held by the Collateral Agent or any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Collateral Agent and the Lenders by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and any payment made by or collected from the Guarantor in respect of the Obligations is less than the Guarantee Amount applicable at such time, such amount shall be held by the Guarantor in trust for the Collateral Agent and the Lenders, segregated from other funds of the Guarantor, and shall,
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                                                                               5

forthwith upon receipt by the Guarantor, be turned over to the Collateral Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

     5.  Amendments, etc. with respect to the Obligations; Waiver of Rights.
         ------------------------------------------------------------------
The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Collateral Agent or any Lender may be rescinded by the Collateral Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any Lender, and the Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Collateral Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Collateral Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     6.  Guarantee Absolute and Unconditional.  The Guarantor waives any and all
         ------------------------------------
notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Collateral Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and
all dealings between the Borrower or the Guarantor, on the one hand, and the Collateral Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of any Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Lender, (b) any defense, set-off or counterclaim (other
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                                                                               6

than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Collateral Agent or any Lender, or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Collateral Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any Lender to pursue such other rights or remedies or to collect any payment from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and shall inure to the benefit of the Collateral Agent and the Lenders until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated.

     7.  Reinstatement.  This Guarantee shall continue to be effective, or be
         -------------
reinstated, as the case may be, if, at any time, payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

     8.  Payments.  The Guarantor hereby agrees that the Obligations will be
         --------
paid to the Collateral Agent without set-off or counterclaim in Dollars at the office of the Collateral Agent, for deposit in the "Loan Debt Service Reserve Account", account no. 09040300, or to such other place as the Collateral Agent may specify in writing.

     9.  Representations and Warranties.  The Guarantor represents and warrants
         ------------------------------
to the Administrative Agent and the Lenders that:

          (a) The Guarantor (i) is a corporation validly organized and existing and in good standing under the laws of the state of its incorporation, (ii) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority and holds all material requisite Governmental Approvals to enter into and perform its obligations under this Guarantee and to conduct its business substantially as
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                                                                               7

     currently conducted by it, except, with respect to clause (ii) and (iii) above, where the failure to be so qualified or be in good standing or the failure to obtain such Governmental Approvals would not, individually or in the aggregate, cause a material adverse effect;

          (b) The execution, delivery and performance by the Guarantor of this Guarantee are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not:

               (i) contravene the Guarantor's Organic Documents;

               (ii) contravene any material Requirement of Law or Contractual Obligations binding on or affecting the Guarantor; or

               (iii) result in, or require the creation or imposition of, any Lien on any of the Guarantor's properties;

          (c) No Governmental Approval is required for the Guarantor to execute and perform its obligations under this Guarantee, except for those which have been duly obtained or effected. No material Governmental Approval is required for the Guarantor to carry on its business, except for those which have been duly obtained or effected;

          (d) The Guarantor is in compliance with all Requirements of Law and Contractual Obligations applicable to it, except to the extent that the failure to comply therewith would not have a material adverse effect; and

          (e) This Guarantee constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity).

     10.  Authority of Collateral Agent.  The Guarantor acknowledges that the
          -----------------------------
rights and responsibilities of the Collateral Agent under this Guarantee with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Collateral Agent and the Lenders, be governed by the Collateral Agency and Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Guarantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

     11.  Notices.  All notices, requests and demands to or upon the Collateral
          -------
Agent, the Lenders or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic
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                                                                               8

transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          (a) if to the Lenders, at the address or transmission number for notices provided in Schedule 1.1(b) of the Credit Agreement;

          (b) if to the Collateral Agent, at the address or transmission number for notices provided in the Collateral Agency and Intercreditor Agreement; and

          (c) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

     The Collateral Agent, the Lenders and the Guarantor may change its address and transmission numbers for notices in the manner provided in this Section.

     12.  Severability.  Any provision of this Guarantee which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13.  Integration. This Guarantee represents the agreement of the Guarantor
          -----------
with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Lender relative to subject matter hereof not expressly set forth or referred to in this Guarantee. This Guarantee supersedes any and all prior agreements and understandings, oral or written, relative or with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.

     14.  Amendments in Writing; No Waiver; Cumulative Remedies.  (a)  Except as
          -----------------------------------------------------
provided in Section 2(b), none of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Collateral Agent, provided that any
                                                               --------
provision of this Guarantee may be waived by the Collateral Agent and the Lenders in a letter or agreement executed by the Collateral Agent or by telex or facsimile transmission from the Collateral Agent.

     (b)  Neither the Collateral Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph (a)), delay, indulgence, omission
                                    -------------
or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Lender, any right, power or
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                                                                               9

privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     15.  Section Headings.  The section headings used in this Guarantee are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     16.  Governing Law.  This Guarantee shall be governed by, and construed
          -------------
and interpreted in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                    EDISON MISSION ENERGY


                                    By
                                      ----------------------------
                                      Name:
                                      Title:

                                    Address for Notices:

                                    18101 Von Karman Avenue
                                    Suite 1700
                                    Irvine, CA  92612-1046

                                    Attention:  Treasurer

                                    Telex:  (949) 752-5588
                                    Fax:  (949) 752-5624